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                                                                   EXHIBIT 10.48

                   AMENDMENT TO EXECUTIVE EMPLOYMENT CONTRACT

         This Amendment to Executive Employment Agreement (the "Amendment") is made this 29th day of March, 2004 by and between R.G. BARRY CORPORATION, an Ohio corporation having its principal place of business located at 13405 Yarmouth Road, N.W., Pickerington, Ohio 43147 (the "Company"), and THOMAS M. VON LEHMAN, an individual having an address of 223 Fourth Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222 (the "Executive").

                                   WITNESSETH:

         WHEREAS, the Company and the Executive are parties to an Executive Employment Contract dated March 10, 2004 (the "Employment Agreement"); and

         WHEREAS, the Company and the Executive desire to amend the Employment Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants of the parties expressed in this Agreement, the parties make the following amendment to the Employment Agreement, intending to be legally bound hereby:

         1. All capitalized terms used in this Amendment without definition have the meanings given to them in the Employment Agreement.

         2. In the event the Term of the Employment Agreement ends prior to April 30, 2005 for any reason other than the death or Disability of the Executive or termination for Cause, the parties shall negotiate in good faith a new agreement whereby the Company will retain the Executive as a consultant, and the Executive will provide consulting services to the Company, for a period ending no sooner than April 30, 2005 on terms mutually acceptable to the parties and to The CIT Group/Commercial Services, Inc ("CIT") if CIT is then a lender to the Company.

         IN WITNESS WHEREOF, this Amendment has been duly executed on behalf of the Company and by the Executive on the date first above written.

EXECUTIVE:                               COMPANY:

                                         R.G. Barry Corporation

/s/ Thomas M. Von Lehman
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Thomas M. Von Lehman                     By: /s/ Daniel D. Viren
                                            ------------------------------------
                                         Name: Daniel D. Viren
                                         Title: Senior Vice President - Finance,
                                                Chief Financial Officer